EXHIBIT 10.3

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #02

EFFECTIVE JANUARY 20, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S
2009 iTHERMOSTAT PROGRAM
AN INTERNET BASED LOAD MANAGEMENT SYSTEM
WITH
ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

Redacted Agreement

AMENDMENT NO. #02
The Effective Date of the Amendment is January 20, 2010	EFFECTIVE DATE
This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (“Agreement”) that exists between the parties hereto.  Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.
PURPOSE
The Agreement is modified as follows:	MODIFICATIONS
•А new Article titled “Policies Regarding Work Site Safety, Security, Alcohol, Drugs and Weapons” is hereby inserted into the Agreement after the Article titled “Representatives”:
PROFESSIONAL will obtain from COMPANY’s Contract Coordinator prior to commencing Services the specific Work Site Safety, Security and other related rules and procedures, if any, applicable to the particular job or Work Site.  Those specific rules and procedures are incorporated fully into this Agreement by this reference and Attachment 7 “Policies Regarding Work Site Safety, Security, Alcohol, Drugs and Weapons”.

POLICIES REGARDING WORK SITE SAFETY, SECURITY, ALCOHOL, DRUGS AND WEAPONS
•       Section 3 “Professional Services” of Attachment 1 Statement of Work is deleted in its entirety and replaced with the following:
З. PROFESSIONAL SERVICES

SCHEDULING, CUSTOMER CARE CALL CENTER AND
PROGRAM MANAGEMENT SERVICES

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COMPANY Responsibilities:
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CONTRACTOR Responsibilities:
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CONTRACTOR CSM/CSR Responsibilities:
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PRICING:
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Scheduling and Call Center Services
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BIS License & Hosting Services
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•       The following attachment is incorporated into this Amendment:
7.     Policies Regarding Work Site Safety, Security, Alcohol,
Drugs and Weapons
PROFESSIONAL SERVICES
ATTACHMENT 7

AMENDMENT NO. #02

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.                                                                           TXU Energy Retail Company LLC

By:             /s/ Ed Myszka                                                        By:           /s/ John Geary
Name:         Ed Myszka                                  Name:           John Geary
Title:           COO                                                                       Title:           VP Innovation
Date:           1/29/10                                                                   Date:           2/1/10